Exhibit 32.1
Certification of the Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of The Carlyle Group Inc. (the “Company”) on Form 10-Q for the quarter ended
June 30, 2026 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Harvey M. Schwartz,
Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-
Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Harvey M. Schwartz
Harvey M. Schwartz
Chief Executive Officer
The Carlyle Group Inc.
Date: August 10, 2026

*	The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.